COLLEGE RETIREMENT EQUITIES FUND

SUPPLEMENT NO. 1
dated May 25, 2010
to the May 1, 2010 Statement of Additional Information (“SAI”)

DISCLOSURE OF PORTFOLIO HOLDINGS

Certain changes are being made to the disclosure of portfolio holdings policy in the SAI. Accordingly, the following hereby replaces in its entirety the section entitled “Disclosure of Portfolio Holdings” on pages B-21 through B-22 of the SAI:

“DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Account’s portfolio holdings to third parties, other than disclosures of Account portfolio holdings that are consistent with the best interests of Account participants. Account holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Account’s market value. As a general rule, except as described below, the Accounts and TCIM will not disclose the Accounts’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Account may disclose its portfolio holdings to all third parties who request it after that period.

          However, with respect to the Money Market Account, in compliance with SEC regulations, later in 2010, the Account will begin to post on its website (www.tiaa-cref.org), the Account’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Account’s website for at least six calendar months.

          CREF and TCIM may disclose the Accounts’ portfolio holdings to third parties outside the time restrictions described above as follows:

•	The ten largest holdings of any Account may be disclosed to third parties ten days after the end of the calendar month.

•

Account holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of TCIM’s Chief Compliance Officer or an attorney employed by TCIM holding the title of Vice President and Associate General Counsel or above.

•

Account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and TCIM that includes provisions restricting trading on the information provided.

•

Account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Account portfolio holdings information to that third party is:

	•	approved by an individual holding the title of Treasurer, Chief Investment Officer, Executive Vice President or above;

	•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

	•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•	As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Accounts invest.

          On an annual basis, the Boards of the respective Accounts and of TCIM will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval and will identify any potential conflicts between TCIM’s interests and those of Account participants in connection with these disclosures.

          Currently, the Accounts have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Accounts’ portfolio holdings disclosure policy, the portfolio holdings of the Accounts to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Command Financial Press; and Bloomberg L.P. The Accounts’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the Accounts, TCIM or their affiliates as part of these arrangements to disclose portfolio holdings of the Accounts.

          In addition, occasionally CREF and TCIM disclose to certain broker-dealers an Account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Account’s portfolio management and trading strategies. These disclosures are done in accordance with the Accounts’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Accounts’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Accounts or counsel to the Accounts’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Accounts’ operations. Also, State Street Bank and Trust Company, as the Accounts’ custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Accounts’ assets.

          The entities to which the Accounts voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Accounts, to maintain the confidentiality of the information disclosed. There can be no assurance that the Accounts’ policies and procedures regarding selective disclosure of the Accounts’ holdings will protect the Accounts from potential misuse of that information by individuals or entities to which it is disclosed.

          The Accounts send summaries of their portfolio holdings to participants semiannually as part of the Accounts’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Accounts’ policy as stated above, by writing to CREF at P.O. Box 4674, New York, N.Y. 10164.”

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